Exhibit 1.1
[EXECUTION COPY]
GOODRICH CORPORATION
Debt Securities
Underwriting Agreement
September 8, 2010
Banc of America Securities LLC
One Bryant Park
New York, NY 10036
Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013
UBS Securities LLC
677 Washington Boulevard
Stamford, CT 06901
Wells Fargo Securities, LLC
301 South College St.
Charlotte, NC 28288
Ladies and Gentlemen:
          From time to time Goodrich Corporation, a New York corporation (the “Company”), proposes to enter into one or more Pricing Agreements (each, a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).
          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the “Indenture”) identified in such Pricing Agreement.
          1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic or facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Underwriting Agreement and each Pricing Agreement shall be several and not joint.
          2. The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to any offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and such Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by such Underwriters of the Company, the transactions contemplated thereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.
          3. The Company represents and warrants to, and agrees with, each of the Underwriters that:
(a) The registration statement in respect of the Securities is an “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) and has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; no other amendment with respect to such registration statement has heretofore been filed or transmitted for filing with the Commission; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or threatened by the

Commission; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the basic prospectus (the “Basic Prospectus”) contained in such registration statement at the date such part of the registration statement became effective with respect to the offering of Securities, as determined by the Company pursuant to Section 11 of the Act and Item 512 of Regulation S-K, as applicable, but excluding Form T-1, each as amended at the time such part of the registration statement became effective, being hereinafter collectively called the “Registration Statement”; the prospectus supplement relating to the Designated Securities, in the form that it is first filed with the Commission pursuant to Rule 424(b) after the date and time that this Underwriting Agreement is executed, along with the Basic Prospectus being hereinafter called the “Prospectus”; the preliminary prospectus supplement relating to the Designated Securities, in the form in which it was most recently filed, or transmitted for filing, with the Commission prior to the date of this Underwriting Agreement along with the Basic Prospectus, being hereinafter called the “Preliminary Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be, as of the date of such amendment or supplement; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any documents filed after the effective date of the Registration Statement under the Exchange Act that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing).
     At or prior to the time when sales of the applicable Designated Securities will be first made (the “Time of Sale”), the Company will prepare certain information (collectively, the “Time of Sale Information”) which information will be comprised of the Preliminary Prospectus and the information identified in Schedule III to the Pricing Agreement for such offering of Designated Securities as constituting Issuer Free Writing Prospectuses (as defined below);
(b) The documents incorporated by reference in the Time of Sale Information and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Time of Sale Information and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder. The Registration Statement does not and will not, as of each effective date of the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Time of Delivery (as defined in Section 5 hereof), the Prospectus does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;
(d) The Time of Sale Information, at the Time of Sale and at the Time of Delivery did not and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Time of Sale Information as amended or supplemented relating to such Designated Securities. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom;

(e) The Company (including its agents and representatives, other than the Underwriters) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the applicable Designated Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Schedule III to the Pricing Agreement as constituting the Issuer Free Writing Prospectuses and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, or filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in such Issuer Free Writing Prospectus as amended or supplemented relating to such Designated Securities;
(f) The Company and its subsidiaries considered as a whole have not, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement, the Time of Sale Information and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, there has not been any change in the capital stock (except pursuant to any agreements or employee or director benefit plans referred to in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented) or increase in long-term debt of the Company and its subsidiaries considered as a whole or any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as a whole (a “Material Adverse Change”), otherwise than as set forth in the Registration Statement, the Time of Sale Information and the Prospectus;

(g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business in an amount that is material to the business of the Company and its consolidated subsidiaries considered as a whole so as to require such qualification; each Material Subsidiary (as defined below) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation for the transaction of business and in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business in an amount that is material to the business of such Material Subsidiary and its subsidiaries considered as a whole, so as to require such qualification (as used in this Underwriting Agreement, the term “Material Subsidiary” means a subsidiary of the Company which is a significant subsidiary under Rule 1-02 of Regulation S-X of the Commission);
(h) The Company has an authorized equity capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;
(i) The Designated Securities have been duly authorized, and, when the Designated Securities are issued and delivered pursuant to this Underwriting Agreement and the Pricing Agreement, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against it in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered, and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities, the Indenture will constitute a valid and legally binding instrument of the Company, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, in all material respects, to the descriptions thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented with respect to such Designated Securities;
(j) This Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Company has full right, power and authority to execute and deliver the Pricing Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of this Underwriting

Agreement and the Pricing Agreement and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken;
(k) The issue and sale of the Designated Securities, and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Underwriting Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject (except for such breaches, violations or defaults that would not result in a Material Adverse Change), nor will such action result in any violation of the provisions of the Company’s Restated Certificate of Incorporation or By-Laws or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Underwriting Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;
(l) Neither the Company nor any of its Material Subsidiaries is in violation of its Restated Certificate of Incorporation or By-Laws or in default in the performance or observance of any material obligation, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;
(m) The statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Description of Debt Securities” and “Description of the Notes”, insofar as they purport to constitute a summary of the terms of the Designated Securities, and under the captions “Plan of Distribution” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;
(n) Other than as set forth in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than litigation which, in the opinion of the Company, is not reasonably likely to individually or in the aggregate result in a Material Adverse Change; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
(o) The Company is not and, after giving effect to each offering and sale of the Designated Securities, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
(p) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;
(q) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are, to the best knowledge of the Company, independent public accountants as required by the Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board (United States) thereunder;
(r) The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Act, in each case at the times specified in the Act in connection with any offering of Designated Securities. The Company will pay the registration fee for any offering of Designated Securities within the time period required by Rule 456(b)(1)(i) under the Act (without giving effect to the proviso therein) and in any event prior to the Time of Delivery;
(s) The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-125 of the Exchange Act;
(t) The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of assets: (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of assets that could have a material effect on the financial statements. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no material weaknesses in the Company’s internal controls over financial reporting;
(u) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications;
(v) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except where the failure to so comply would not be reasonably likely to individually or in the aggregate result in a Material Adverse Change, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;
(w) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) that would be reasonably likely to individually or in the aggregate result in a Material Adverse Change if determined adversely to the Company or any of its subsidiaries; and the Company will not directly or indirectly use the proceeds of the offering of the Designated Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC; and
(x) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, except for any such violation that would not be reasonably likely to individually or in the aggregate result in a Material Adverse Change; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith, except where the failure to so comply would not be reasonably likely to individually or in the aggregate result in a Material Adverse Change.
          4. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented.
          5. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer, payable to the order of the Company in immediately available funds, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Securities.
          6. The Company agrees with each of the Underwriters of any Designated Securities:
(a) To pay the registration fees for any offering of Designated Securities within the time period required by Rule 456(b)(1)(i) under the Act (without giving effect to the proviso therein) and in any event prior to the Time of Delivery and to prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b) and Rule 430A, 430B or 430C under the Act; to make no further amendment or any supplement to the Registration Statement, Prospectus or any Issuer Free Writing Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such

Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement relating to the Designated Securities after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amended Prospectus or Issuer Free Writing Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to such Designated Securities or pursuant to Section 8A of the Act, of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Registration Statement or any prospectus relating to such Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
(b) To prepare a pricing term sheet (the “Term Sheet”) in a form approved by the Representatives and included in Schedule IV to the Pricing Agreement and to file any Issuer Free Writing Prospectus (including the Term Sheet) to the extent required by Rule 433 under the Act; and to furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of the Pricing Agreement in such quantities as the Representatives may reasonably request;
(c) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(d) To furnish the Underwriters with copies of the Prospectus, the Time of Sale Information and any Issuer Free Writing Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus, Time of Sale Information or Issuer Free Writing Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus, Time of Sale Information or Issuer Free Writing Prospectus or a supplement to the Prospectus, such Time of Sale Information or such Issuer Free Writing Prospectus which will correct such statement or omission or effect such compliance;
(e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission hereunder (including at the option of the Company Rule 158 under the Act);
(f) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and
(g) Pursuant to reasonable procedures developed in good faith, to retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act.

          7. Each Underwriter hereby represents and agrees that:
(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectuses”, as defined in Rule 405 under the Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) free writing prospectuses that, solely as a result of use by such underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Schedule III to the Pricing Agreement or prepared pursuant to Section 3(e) or 6(a) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing;
(b) Notwithstanding the foregoing the Underwriters may use a term sheet substantially in the form of Schedule IV to the Pricing Agreement without the consent of the Company; and
(c) It is not subject to any pending proceeding under Section 8A of the Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during such period after the first date of the Time of Delivery as in the opinion of counsel for the Underwriters a prospectus relating to the Designated Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Act) in connection with sales of the Designated Securities by any underwriter or dealer).
          8. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the reasonable fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Underwriting Agreement, any Pricing Agreement, any indenture, any Blue Sky and Legal Investment memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(c) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 10 and Section 13 hereof, the

Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.
          9. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Sale and the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
(a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) and each Issuer Free Writing Prospectus shall have been filed with the Commission (to the extent required by Rule 433 under the Act) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Act, shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;
(b) Cravath, Swaine & Moore LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the Indenture, the Designated Securities, the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
(c) With respect to the matters set forth in clauses (i), (ii), (iii), (v), (vi), (vii), (ix), (x), (xi), (xii), (xiii) and (xiv), Robinson, Bradshaw & Hinson, P.A., and with respect to the matters set forth in clauses (iv) and (viii), the Company’s in-house counsel or other counsel reasonably satisfactory to the Underwriters shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:
     (i) The Registration Statement, the Preliminary Prospectus, each Issuer Free Writing Prospectus included in the Time of Sale Information and the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material aspects with the requirements of the Act and with respect to the Registration Statement only, the Trust Indenture Act.
     (ii) The Company is a validly subsisting corporation under the laws of the State of New York, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented;
     (iii) The Company has an authorized equity capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented;
     (iv) To the best of such counsel’s knowledge, there are no legal or governmental proceedings pending or overtly threatened in writing before any court or other governmental authority that name the Company or any of its subsidiaries and are specifically directed to the Company or its subsidiaries or their properties other than as set forth in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented and other than legal or governmental proceedings that, so far as such counsel can now foresee considering their probability of success, are not reasonably likely to result in a Material Adverse Change;
     (v) This Underwriting Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;
     (vi) The Designated Securities have been duly and validly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against it in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented;
     (vii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;
     (viii) The issue and sale of the Designated Securities and the compliance by the Company with all of its obligations under the Designated

Securities, the Indenture, this Underwriting Agreement and the Pricing Agreement with respect to the Designated Securities will not in any material respect result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to any filing with the Commission specifically incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented, other than such breaches, violations or defaults that would not result in a Material Adverse Change;
     (ix) The issue and sale of the Designated Securities and the compliance by the Company with all of its obligations under the Designated Securities, the Indenture, this Underwriting Agreement and the Pricing Agreement with respect to the Designated Securities will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Company’s Restated Certificate of Incorporation or By-Laws or, to such counsel’s knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their properties in any material respect;
     (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Underwriting Agreement or such Pricing Agreement, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;
     (xi) The statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented under the caption “Description of Debt Securities” and “Description of the Notes”, insofar as they purport to constitute a summary of the terms of the Designated Securities and the Indenture, are accurate, fair and complete summaries in all material respects;
     (xii) The documents incorporated by reference in the Time of Sale Information and the Prospectus as amended or supplemented (other than the historical and pro forma financial statements and related schedules and other financial or statistical data included therein or excluded therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Time of Sale Information or the Prospectus as amended or supplemented or required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as amended or supplemented in each case that are not filed or incorporated by reference or described as required;
     (xiii) The Company is not and, after giving effect to the offering and sale of the Designated Securities, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act; and
     (xiv) The statements made in the Time of Sale Information and the Prospectus under the caption “ Certain Material United States Federal Income Tax Consequences”  , insofar as such statements summarize legal matters or legal conclusions discussed therein, fairly present in all material respects such legal matters or legal discussions.
          In addition, each such counsel shall state the following: That the purpose of such counsel’s professional engagement was not to establish or to confirm factual matters set forth in the Registration Statement, the Time of Sale Information or the Prospectus as amended or supplemented and except as covered in the opinions in paragraphs (xi) and (xiv) above and in the final clause of paragraph (vi) above, such counsel has not undertaken to verify independently any of such factual matters and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or the Prospectus. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Time of Sale Information or the Prospectus involve matters of a non-legal nature. Subject to the foregoing and on the basis of the information such counsel gained in the course of performing the service referred to above, such counsel confirms to the underwriters that no facts have come to its attention that have caused it to believe that (i) the Registration Statement (other than the Trustee’s Statement of Eligibility on Form T-1, as to which this statement does not apply), when each part became effective under the Act (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C of the Act to be part of the Registration Statement when it became effective under the Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, that (ii) the Time of Sale Information, at the Time of Sale contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that (iii) the Prospectus as amended or supplemented, as of its date and the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided however, such counsel does not express any belief with respect to the historical and pro forma financial statements, financial schedules and other accounting, financial or statistical data or information or assessment of or reports on the effectiveness of internal control over financial reporting contained in the Registration Statement, the Time of Sale Information or the Prospectus or omitted therefrom.

          In rendering such opinion, in-house counsel may state that the opinion is limited to the laws of any jurisdiction in which such counsel is licensed to practice and the federal laws of the United States, and Robinson, Bradshaw & Hinson, P.A. may state that the opinion is limited to the laws of the States of New York and North Carolina and the federal laws of the United States;
(d) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, Ernst & Young LLP, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and as to such other matters as the Representatives may reasonably request and in form and substance reasonably satisfactory to the Representatives;
(e) (i) The Company and its subsidiaries considered as a whole shall not, since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Time of Sale Information and the Prospectus (exclusive of any amendment or supplement after the Pricing Agreement), and (ii) since the respective dates as of which information is given in the Time of Sale Information and the Prospectus there shall not have been any change in the capital stock (except pursuant to any agreements or employee or director benefit plans referred to in the Time of Sale Information and the Prospectus) or increase in long-term debt of the Company and its subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth in the Time of Sale Information and the Prospectus (exclusive of any amendment or supplement after the Pricing Agreement), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;
(f) On or after the earlier of the Time of Sale and the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;
          (g) On or after the earlier of the Time of Sale and the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a material adverse change in the financial markets in the United States; (iv) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (v) the outbreak of hostilities or material escalation thereof or other calamity or crisis or any change or development involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (g) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus as amended or supplemented; and
          (h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives stating that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented and as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.
          10. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement, the

Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information as amended or supplemented relating to such Securities.
          (b) Each Underwriter severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) shall not relieve the indemnifying party from liability under subsection (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without giving prior written notice to the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.
          11. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Information or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Time of Sale Information or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Underwriting Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.
          (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed 10% of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of the Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
          (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds 10% of the aggregate principal amount of the

Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
          12. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Underwriting Agreement or made by or on behalf of them, respectively, pursuant to this Underwriting Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.
          13. If any Pricing Agreement shall be terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 8 and Section 10 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 8 and Section 10 hereof.
          14. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.
          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
          15. This Underwriting Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 10 and Section 12 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Underwriting Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
          16. Time shall be of the essence of each Pricing Agreement. As used herein, “Business Day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
          17. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          18. This Underwriting Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The execution of this Underwriting Agreement and any Pricing Agreement may be evidenced by an exchange of telegraph or facsimile communications or any other rapid transmission device designated to produce a written record of communications transmitted.

          If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

Very truly yours, GOODRICH CORPORATION
By:
Name:
Title:

Accepted as of the date hereof:

BANC OF AMERICA SECURITIES LLC
CITIGROUP GLOBAL MARKETS INC.
UBS SECURITIES LLC
WELLS FARGO SECURITIES, LLC

Acting on behalf of themselves and as the
Representatives of the several Underwriters.

Banc of America Securities LLC

By:
Name:
Title:

Citigroup Global Markets Inc.
By:
Name:
Title:

UBS Securities LLC
By:
Name:
Title:

By:
Name:
Title:

Wells Fargo Securities, LLC
By:
Name:
Title:

ANNEX I
Pricing Agreement
September 8, 2010
Banc of America Securities LLC
One Bryant Park
New York, NY 10036
Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013
UBS Securities LLC
677 Washington Boulevard
Stamford, CT 06901
Wells Fargo Securities, LLC
301 South College St.
Charlotte, NC 28288
Dear Sirs:
          Goodrich Corporation, a New York corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated September 8, 2010 (the “Underwriting Agreement”), between the Company on the one hand and each of you on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Designated Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Time of Sale Information and the Prospectus in Section 3 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Time of Sale Information and the Prospectus (each as therein defined) respectively, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Time of Sale Information and the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Schedule III hereto sets forth the Time of Sale Information made available at the Time of Sale. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated

Securities pursuant to Section 14 of the Underwriting Agreement and the address of the Representatives referred to in such Section 14 are set forth at the end of Schedule II hereto.
          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the Form heretofore delivered to you is now proposed to be filed with the Commission.
          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.
          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof other than the Representatives.

Very truly yours, Goodrich Corporation
By:
Name:
Title:

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Accepted as of the date hereof:

Banc of America Securities LLC
Citigroup Global Markets Inc.
UBS Securities LLC
Wells Fargo Securities, LLC

Acting on behalf of themselves and as the
Representatives of the several Underwriters.

Banc of America Securities LLC

By:
Name:
Title:

Citigroup Global Markets Inc.
By:
Name:
Title:

UBS Securities LLC
By:
Name:
Title:

By:
Name:
Title:

Wells Fargo Securities, LLC
By:
Name:
Title:

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SCHEDULE I

Principal Amount of [•]% Securities
Underwriter	to be Purchased
Banc of America Securities LLC	$
Citigroup Global Markets Inc	$
UBS Securities LLC	$
Wells Fargo Securities, LLC	$
Total	$

SCHEDULE II
Title of Designated Securities:      % Notes due 20
Aggregate principal amount: $
Price to Public:             % of the principal amount of the Designated Securities, plus accrued interest from           , 2010
Purchase Price by Underwriters:        % of the principal amount of the Designated Securities, plus accrued interest from         , 2010
Specified funds for payment of purchase price: Immediately available funds
Indenture: Indenture dated May 1, 1991, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as Trustee
Maturity:            , 20
Interest Rate:       %
Interest Payment Dates:            and       , commencing       , 2011
Redemption Provisions:
Make Whole call at any time before     months prior to maturity at a discount rate of Treasury plus   basis points
Par call at any time on or after            months prior to maturity
Sinking Fund Provisions: No sinking fund provisions
Time of Sale:      p.m., New York City time,            , 2010
Time of Delivery:            a.m., New York City time,            , 2010
Closing Location: Cravath, Swaine & Moore LLP, 825 Eighth Avenue, Worldwide Plaza, New York, NY 10019
Names and addresses of Representatives: Banc of America Securities LLC, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC.
Address for Notices:    c/o Banc of America Securities LLC
One Bryant Park
NY1 10018 03
New York, New York 10036
Attn: High Grade Transaction Management/Legal
Facsimile: 646-855-5958

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c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attn: General Counsel
Facsimile: 212-816-7912
c/o UBS Securities LLC
677 Washington Boulevard
Stamford, CT 06901
Attn: Fixed Income Syndicate
Facsimile: 203-719-0495
c/o Wells Fargo Securities, LLC
301 South College St.
Charlotte, North Carolina 28288
Attn: Transaction Management
Facsimile: 704-383-9165

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SCHEDULE III
Issuer Free Writing Prospectuses
[to list each Issuer Free Writing Prospectus]

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SCHEDULE IV
Pricing Term Sheet

Issuer:	Goodrich Corporation

Size:	$_________

Security Type:	Senior Note

Maturity:	_____________ __, 20__

Coupon:	____%

Price to Public:	____% of face amount plus accrued interest from , 2010

Yield to maturity:	____%

Spread to Benchmark Treasury:	T + bps

Benchmark Treasury:	_____

Benchmark Treasury Spot and Yield:	______ _____%

Interest Payment Dates:	_______ and _______, commencing ______, 2011

Redemption Provisions:

Make-whole call	At any time at a discount rate of Treasury plus __ basis points

Par call	At any time on or after __ months prior to maturity

Trade Date:	___________ __, 2010

Settlement Date:	_________ __, 2010 (T+_)

CUSIP:

Underwriters:	Banc of America Securities LLC
Citigroup Global Markets Inc.
UBS Securities LLC
Wells Fargo Securities, LLC

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The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling or emailing Banc of America Securities LLC at 1 (800) 294-1322 or dg.prospectus_distribution@bofasecurities.com, Citigroup Global Markets Inc. at 1 (877) 858-5407 or batprospectusdept@citigroup.com, UBS Securities LLC at 1 (877) 827-6444, ext. 561-3884 or Wells Fargo Securities, LLC at 1 (800) 326-5897 or prospectus.specialrequests@wachovia.com.
Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

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ANNEX II
Pursuant to Section 9(d) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that:
     (i) They are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations hereunder;
     (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, if applicable, and the related published rules and regulations hereunder; and, if applicable, they have made a review in accordance with standards established by the Public Company Accounting Oversight Board (United States) of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements, and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Representatives;
     (iii) They have made a review in accordance with standards established by the Public Company Accounting Oversight Board (United States) of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Time of Sale Information and the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statement referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;
     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;
     (v) They have compared the information in the Time of Sale Information and the Prospectus under the selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;
     (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
     (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Time of Sale Information and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations hereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;
     (B) any other unaudited income statement data and balance sheet items included in the Time of Sale Information and the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

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     (C) the unaudited financial statements which were not included in the Time of Sale Information and the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Time of Sale Information and the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;
     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations hereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Time of Sale Information and the Prospectus) or any increases in consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Time of Sale Information and the Prospectus, except in each case for changes, increases or decreases which the Time of Sale Information and the Prospectus disclose have occurred or may occur or which are described in such letter; and
     (F) for the period from the date of the latest financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Time of Sale Information and the

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Prospectus disclose have occurred or may occur or which are described in such letter; and
      (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Time of Sale Information and the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Time of Sale Information and the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Time of Sale Information and the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.
          All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

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